Exhibit 10.2

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

EXECUTION VERSION

INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of July 16, 2021, is entered into by and among (1) CALLIDITAS THERAPEUTICS AB (the “Grantor”), a company incorporated in Sweden, and (2) KREOS CAPITAL VI (UK) LIMITED (“Lender 1”), a company incorporated in England and Wales, and KREOS CAPITAL 2020 OPPORTUNITY (UK) LIMITED (“Lender 2”), a company incorporated in England and Wales, and each of the other entities which becomes a party to the Loan Agreement (as defined below) as a lender from time to time (each of the foregoing described in this clause (2), including Lender 1 and Lender 2, each a “Lender” and collectively, the “Lenders”).

RECITALS

A            Pursuant to that certain Agreement for the Provision of Loan Facilities of up to the Euro Equivalent of $75,000,000, dated as of July 15, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among (a) the Grantor, as borrower, (b) each of the entities party thereto from time to time as a guarantor, and (c) the Lenders, the Lenders have agreed to extend loans and other financial accommodations to the Grantor upon the terms and subject to the conditions set forth therein.

B.            The Lenders’ obligations to extend loans and other financial accommodations to the Grantor under the Loan Agreement are subject, among other conditions, to receipt by the Lenders of this Agreement duly executed by the Grantor.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Grantor hereby agrees with the Lenders as follows:

1.            Definitions and Interpretation. When used in this Agreement, the following terms shall have the following respective meanings:

“Collateral” shall have the meaning given to that term in Section 2 hereof.

“Event of Default” shall mean an Event of Default as defined in the Loan Agreement.

“Grantor” shall have the meaning given to that term in the introductory paragraph hereof.

“Lender(s)” shall have the meaning given to that term in the introductory paragraph hereof.

“Loan Agreement” shall have the meaning given to that term in Recital A hereof.

“Patent and Trademark Office” shall mean the United States Patent and Trademark Office or any successor office or agency thereto.

“Patents” shall have the meaning given to that term in Attachment 1 hereto.

“Secured Obligations” shall mean and include all liabilities and obligations (including, without limitation, the Combined Loan Economics (as defined in the Loan Agreement) and Financial Indebtedness (as defined in the Loan Agreement)), howsoever arising, owed by the Grantor to the Lenders or any one of them of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Loan Agreement or any of the other Finance Documents to which the Grantor is a party, including without limitation all interest (including interest that accrues after the commencement of any bankruptcy or other insolvency proceeding or the non-U.S. equivalent thereof by or against the Grantor or any other Person, whether or not allowed or allowable), fees, charges, expenses, reasonable and documented out-of-pocket attorneys’ fees and accountants’ fees chargeable to and payable by the Grantor hereunder and thereunder, (b) any and all other obligations of the Grantor for the performance of its agreements, covenants and undertakings under or in respect of the Finance Documents, and (c) any and all other obligations of the Grantor for the payment of all amounts, liabilities and indebtedness (whether for principal, interest, reimbursement, fees, charges, indemnification or otherwise) now or in the future owed to any Lender or any indemnitee individually, and for the performance by the Grantor of its agreements, covenants and undertakings, in each case under or in respect of any and all of the Finance Documents.

“Trademarks” shall have the meaning given to that term in Attachment 1 hereto.

“UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interests granted hereunder in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection of priority and for purposes of definitions related to such provisions.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC. The rules of construction set forth in Clause 2 of the Loan Agreement shall, to the extent not inconsistent with the terms of this Agreement, apply to this Agreement and are hereby incorporated by reference.

2.            Grant of Security Interest and Related Matters.

(a)            Grant of Security Interests. As security for the full, prompt, complete and final payment when due (whether at stated maturity, by acceleration or otherwise) and prompt performance and observance of all the Secured Obligations, and in order to induce the Lenders to enter into the Loan Agreement and to make loans and other financial accommodations available to and for the benefit of the Grantor upon the terms and subject to the conditions thereof, the Grantor hereby pledges and grants to each Lender a security interest in and lien on all right, title and interest of the Grantor in and to the property described in Attachment 1 hereto, whether now owned or hereafter acquired (collectively and severally, the “Collateral”), which Attachment 1 is incorporated herein by this reference.

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(b)           Authorizations with Respect to Financing Statements, etc. The Grantor hereby irrevocably authorizes each Lender at any time and from time to time to file in any filing office in any UCC jurisdiction reasonably determined by the Lenders any initial financing statements and amendments thereto that (i) indicate the Collateral (A) as the assets described in this Agreement, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of such jurisdiction, or (B) as being of an equal or lesser scope or with greater detail, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including, without limitation, whether the Grantor is an organization, the type of organization and any organization identification number issued to the Grantor, if any. The Grantor agrees to promptly furnish any such information that any Lender may reasonably request.

(c)           Terminations and Amendments Not Authorized. The Grantor acknowledges that it is not authorized to file any amendment or termination statement with respect to any financing statement relating to any security interest granted hereunder without the prior written consent of each Lender and agrees that it will not do so without the prior written consent of each Lender, subject to the Grantor’s rights under Section 9-509(d)(2) of the UCC, until the termination of this Agreement pursuant to Section 9(f) below.

(d)           Limitation on each Lender’s Duty in Respect of Collateral. Each Lender shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it complies with the obligations of a secured party under Section 9-207 of the UCC and any other applicable law. No Lenders shall be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Secured Obligations or with respect to the Collateral.

(e)           Further Assurances. At any time and from time to time, upon the written request of any Lender, and at the sole expense of the Grantor, the Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as any Lender may reasonably deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted.

3.           Representations and Warranties. The Grantor represents and warrants to the Lenders as follows:

(a)           The Grantor owns with good and marketable title all the Collateral (other than such title as held by Kyowa Kirin Services Ltd in and to the registered patent with patent number 8491932), free from all Security Interests (as defined in the Loan Agreement) other than Security Interests granted in favor of the Lenders hereunder or in any other Finance Document.

(b)           The Grantor is the exclusive legal and beneficial and with respect to the Collateral, record, owner of all right, title and interest in and to the Collateral (other than such right, title, and interest held by Kyowa Kirin Services Ltd in and to the registered patent with patent number 8491932).

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(c)           Upon the filing an appropriate UCC-1 financing statement identifying the Collateral, the Grantor, as debtor, and a Lender, as a secured party, in the District of Columbia Recorder of Deeds in the United States of America, such Lender shall have (or in the case of after-acquired Collateral (if any), at the time the Grantor acquires rights therein, will have) a first priority perfected security interest in the Collateral located in the United States of America and/or in respect to which a security interest may be granted under applicable law of the United States of America and any states thereof, including without limitation, the UCC and the United States Trademark Act of 1946 or the United States Patent Act of 1972, as applicable.

(d)           The Grantor’s exact legal name is set forth on the signature pages to this Agreement or as otherwise set forth in a written notice given to the Lenders pursuant to Section 4(h) below. The Grantor was formed under the laws of jurisdiction of its formation as set forth on the signature pages to this Agreement. The Grantor’s chief executive office, principal place of business, and the place where the Grantor maintains records concerning the Collateral are set forth in the Loan Agreement or at such other location(s) set forth in a written notice given to the Lenders pursuant to this subsection (d).

4.           Covenants of the Grantor. The Grantor hereby agrees as follows:

(a)           The Grantor, at the Grantor’s expense, shall promptly procure, execute and deliver to the Lenders all documents, instruments and agreements and perform all acts which are necessary, or which any Lender may reasonably request, to establish, maintain, preserve, protect and perfect the Collateral, the liens and security interests granted to the Lenders therein and the first priority of such liens and security interests or to enable the Lenders to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, the Grantor shall (i) execute all notices of security interest for each relevant type of intellectual property in forms suitable for filing with the Patent and Trademark Office, substantially in the form of Attachment 2 or Attachment 3 hereto, as applicable, or other forms reasonably acceptable to the Lenders and (ii) take all commercially reasonable steps in any proceeding before the Patent and Trademark Office, to diligently prosecute or maintain, as applicable, each application and registration of the Patents and Trademarks, including filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings (except to the extent permitted by the Loan Agreement).

(b)           The Grantor shall not use any Collateral or permit any Collateral to be used in violation of (i) any provision of the Loan Agreement, this Agreement or any other Finance Document, or (ii) any applicable law or contractual obligation, except to the extent permitted by the Loan Agreement.

(c)           The Grantor shall pay promptly when due all taxes and other governmental charges, all liens, security interests and all other charges now or hereafter imposed upon, relating to or affecting any Collateral.

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(d)           The Grantor shall appear in and defend any action or proceeding which could reasonably be expected to adversely affect its title to or any Lender’s security interest in the Collateral.

(e)            The Grantor shall keep accurate and complete records of the Collateral and shall permit each Lender to examine and make copies of such records and provide such reports and information relating to the Collateral as any Lender may reasonably request from time to time during ordinary business hours of the Grantor.

(f)            The Grantor shall not sell, encumber, lease, rent, option, license or otherwise dispose of or transfer any Collateral or right or interest therein, except to the extent permitted by the Loan Agreement, and the Grantor shall keep the Collateral free of all Security Interests (as defined in the Loan Agreement) other than Security Interests granted in favor of the Lenders hereunder or in any other Finance Document. Without limiting the terms of the Loan Agreement or any other Finance Document, the Grantor shall keep all know-how and clinical trial data in the United States in connection with Nefecon (or any successor or alternate name) free of all Security Interests (as defined in the Loan Agreement), except for any Security Interets otherwise permitted to exist pursuant to the terms of the Loan Agreement.

(g)           The Grantor will promptly notify the Lenders in writing regarding the filing (and in any event no later than 30 days after such filing), either by the Grantor or through any agent, employee, licensee or designee, of (i) an application for the registration of any patent or trademark with the Patent and Trademark Office, or (ii) any assignment of any patent or trademark, which the Grantor may acquire from a third party, with the Patent and Trademark Office, in each case, including a description of such patent or trademark, the date of filing and the filing information provided to the Patent and Trademark Office, such as the applicable serial, application or registration number, and each such written notice shall be deemed to automatically supplement and amend Schedule A to Attachment 1 hereto and/or Schedule B to Attachment 1 hereto to add such patent, patent application, trademark or trademark application, as applicable, without any further action by any party.

(h)           The Grantor shall not change its name in any manner unless the Grantor shall have given the Lenders at least thirty (30) days’ prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by any Lender to amend the financing statements or continuation statements filed in connection with this Agreement so that it is not seriously misleading. The Grantor shall not reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof without the prior written consent of each Lender.

(i)            The Grantor shall not permit any of its subsidiaries to (i) make any filing or application for any right or interest (including any ownership interest) with respect to any United States trademark or patent with the Patent and Trademark Office or (ii) otherwise acquire any right or interest (including any ownership interest) with respect to any United States trademark or patent via assignment or otherwise other than licenses from the Grantor that are permitted by the Loan Agreement.

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5.           Authorized Action by the Lenders. The Grantor hereby irrevocably appoints each Lender as its attorney-in-fact and agrees that each Lender may perform (but no Lender shall be obligated to and shall incur no liability to the Grantor or any third party for failure so to do) any act which the Grantor is obligated by this Agreement to perform, and to exercise such rights and powers as the Grantor might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse and/or receive all royalties, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) insure, process, preserve and enforce the Collateral; (c) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (d) pay any indebtedness of the Grantor relating to the Collateral; and (e) execute UCC financing statements and other documents, instruments and agreements required hereunder. In furtherance of the powers granted in this Section 5, the Grantor shall execute and deliver to the Lenders a Special Power of Attorney in the form of Attachment 4 hereto. The Grantor agrees to reimburse the Lenders upon demand for all costs and expenses, including reasonable and documented out-of-pocket attorneys’ fees, the Lenders may incur while acting as the Grantor’s attorney-in-fact hereunder, all of which costs and expenses are included in the Secured Obligations. Each Lender agrees that, except upon the occurrence and during the continuation of an Event of Default, it shall not exercise the power of attorney or any rights granted to such Lender pursuant to this Section 5. The Grantor hereby ratifies, to the extent not prohibited by applicable law, all that said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 5 is a power coupled with an interest and shall be irrevocable until the Secured Obligations are completely paid and performed in full (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) (and the Loan Agreement has been terminated) or this Agreement is terminated and the security interests created hereby are released.

6.            Default and Remedies.

(a)           In addition to all other rights and remedies granted to the Lenders by this Agreement, the Loan Agreement, the other Finance Documents, the UCC and other applicable laws, each Lender may, upon the occurrence and during the continuance of any Event of Default, exercise any one or more of the following rights and remedies to the extent not prohibited by applicable law: (a) collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce such Lender’s security interests in any or all Collateral in any manner not prohibited by applicable law or in this Agreement; (b) notify any or all licensees of Collateral to make payments thereon directly to such Lender or its agent, designee or representative; (c) sell, license or otherwise dispose of any or all Collateral at one or more public or private dispositions, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such commercially reasonable terms and in such commercially reasonable manner as one or more Lenders may determine; (d) if one or more Lenders elects to sell or otherwise dispose of any or all Collateral at one or more public or private dispositions, upon ten (10) days’ prior notice to the Grantor, direct the Grantor not to make any further use of the Patents, the Trademarks (or any mark similar thereto) or any other Collateral for any purpose; (e) upon ten (10) days’ prior notice to the Grantor, license, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Patents, Trademarks or other Collateral, throughout the world for such term or terms, on such conditions, and in such manner, as one or more of the Lenders in their sole discretion determine; (f) enforce (and upon notice to the Grantor have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the Grantor in, to and under any one or more license agreements with respect to the Collateral (without assuming any obligations or liability thereunder), and take or refrain from taking any action under any thereof; and (g) in addition to the foregoing, in order to implement the assignment, sale or other disposal of any of the Collateral, pursuant to the authority granted in Section 5 hereof, execute and deliver on behalf of the Grantor, upon ten (10) days’ prior notice to the Grantor, one or more instruments of assignment of the Patents, Trademarks or any other Collateral (or any application or registration thereof), in form suitable for filing, recording or registration in any applicable jurisdiction. In connection with any such public sale or sales, and, to the extent not prohibited by applicable law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption the Grantor hereby releases. The Lenders may sell the Collateral without giving any warranties as to the Collateral and may specifically disclaim any warranties of title, which procedures shall not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. The Grantor further agrees, at any Lender’s request, to assemble the Collateral (if tangible) and make it available to such Lender(s) at places mutually convenient to such Lender and Grantor. The Lenders shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Secured Obligations as set forth in the Loan Agreement or if not set forth therein, in such manner and in such order as the Lenders may determine in their sole discretion. The Grantor shall remain liable for any deficiency remaining unpaid after such application, and the Grantor shall also be liable for reasonable and documented out-of-pocket attorneys’ fees or costs of any attorneys employed by the Lenders to collect such deficiency. Only after the Secured Obligations are completely paid and performed in full (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) (and the Loan Agreement has been terminated) and after the payment by the Lenders of any other amount required by any provision of law, including, without limitation, Section 9-608(a)(1)(C) of the UCC (or any other then applicable provision of the UCC), need the Lenders account for the surplus, if any, to the Grantor. To the maximum extent not prohibited by applicable law, the Grantor waives all claims, damages, and demands against each Lender arising out of the repossession, retention or sale of the Collateral except such as are determined by a final, non-appealable judgment of a court of competent jurisdiction to arise out of the gross negligence or willful misconduct such Lender.

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(b)           The Grantor also agrees to pay all fees, costs and expenses of the Lenders, including, without limitation, reasonable and documented out-of-pocket attorneys’ fees and costs, incurred in connection with the enforcement of any of its rights and remedies hereunder.

(c)           The Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent not prohibited by applicable law) of any kind in connection with this Agreement or any Collateral.

(d)           To the fullest extent not prohibited by applicable law, the Grantor agrees that a breach of any covenants contained in this Section 6 will cause irreparable injury to the Lenders, that in such event the Lenders and would have no adequate remedy at law in respect of such breach and, as a consequence, agrees that in such event each and every covenant contained in this Section 6 shall be specifically enforceable against the Grantor, and the Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable.

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(e)           Each Lender authorizes the Grantor to collect its accounts and accounts receivable related to the sale, license, settlement, judgment or other disposition of, or otherwise arising from, any of the Collateral (collectively, the “Accounts”), provided that such collection is performed in a commercially reasonable manner, and each Lender may, upon the occurrence and during the continuation of any Event of Default and with prior written notice to the Grantor, limit or terminate said authority at any time. Upon the occurrence and during the continuation of any Event of Default, at the request of any Lender, the Grantor shall deliver all original and other documents evidencing and relating to such Accounts, including, without limitation, all original orders, invoices and shipping receipts. Each Lender may at any time, upon the occurrence and during the continuation of any Event of Default, with prior written notice to the Grantor of its intention to do so, notify any account debtors of the Grantor or any parties to the intellectual property licenses of the Grantor with respect to any Collateral that the Accounts and the right, title and interest of the Grantor in and under such intellectual property licenses have been assigned to the Lenders and that payments shall be made directly to the Lenders or any one of them as they may determine in their sole discretion. Upon the request of any Lender at any time after the occurrence and during the continuation of an Event of Default, the Grantor shall so notify such account debtors and parties to such intellectual property licenses. Upon the occurrence and during the continuation of any Event of Default, each Lender may, in its name or in the name of others, communicate with such account debtors and parties to such intellectual property licenses to verify with such parties, to such Lender’s reasonable satisfaction, the existence, amount and terms of any such Accounts or intellectual property licenses.

(f)            For the purpose of enabling the Lenders to exercise rights and remedies under this Section 6 at such time as the Lenders shall be lawfully entitled to exercise such rights and remedies, the Grantor hereby grants to the Lenders a nonexclusive license (exercisable without payment of royalty or other compensation to the Grantor during the existence of an Event of Default) to use, license or sublicense any of the Collateral now owned or hereafter acquired by the Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, except to the extent that such license may not be granted as a result of an exclusive license arrangement. The use of such license by the Lenders shall be exercised, at the option of the Lenders, after the occurrence and during the continuation of an Event of Default; provided that any license or sublicense entered into by the Lenders with a Person other than a Lender Party in accordance herewith shall be binding upon the Grantor notwithstanding any subsequent cure of an Event of Default.

(g)           In each Lender’s sole discretion, the rights and remedies of each Lender hereunder may be exercised by the Lenders individually or in concert or by any agent or designee acting on behalf of one or more Lenders (and such agent or designee may be another Lender). No Lender shall be liable for any act or omission of any other Lender.

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7.            Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Grantor for liquidation or reorganization, should the Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Grantor’s property and assets or any non-U.S. equivalent of the foregoing, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. This Section 7 shall survive the termination of this Agreement.

8.            Indemnification and Release.

(a)           The Grantor assumes all responsibility and liability arising from the use of the Patents, Trademarks, and any other Collateral of the Grantor and its Affiliates, and the Grantor hereby indemnifies and holds each Lender, its Affiliates and its and their respective Affiliate’s respective directors, officers, employees, advisors, partners, equity holders, agents, designees and representatives (“Indemnitees”) harmless from and against any claim, suit, loss, damage or expense (including reasonable and documented out-of-pocket attorneys’ fees and expenses) arising out of or in connection with any alleged infringement of any patent, trademark, service mark, or trade name rights of a third party or alleged defect in any product manufactured, promoted or sold by the Grantor (or any Affiliate of the Grantor) in connection with any Patent, Trademark, or any other Collateral or out of the manufacture, promotion, labeling, sale or advertisement of any product or service by the Grantor (or any Affiliate of the Grantor). The Grantor agrees that the Lenders do not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by the Grantor, and the Grantor hereby agrees to indemnify and hold each Indemnitee harmless with respect to any and all claims by any Person relating thereto. The Grantor’s obligations under this Section 8 shall survive the termination of the Finance Documents and payment of the obligations hereunder.

(b)          The Grantor agrees to indemnify and hold the Indemnitees harmless from and against any claim, suit, loss, damage or expense (including reasonable and documented out-of-pocket attorneys’ fees and expenses) arising out of or in connection with any action taken or omitted to be taken by any Lender hereunder with respect to any license agreement of the Grantor.

(c)           The Grantor agrees to indemnify and hold the Indemnitees harmless from and against any claim, suit, loss, damage or expense (including reasonable and documented out-of-pocket attorneys’ fees and expenses) arising out of or in connection with any claim, suit or proceeding instituted by the Grantor or in which the Grantor participates.

(d)           To the extent not prohibited by applicable law, the Grantor hereby releases the Indemnitees from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by any Lender under the powers of attorney granted in Section 5 hereof, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of such Indemnitees or any breach of this Agreement or the other Finance Documents.

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(e)           To the fullest extent permitted by applicable law, the Grantor shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Finance Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any loan or the use of the proceeds thereof.

(f)           Nothing contained in this Section 8 shall, however, be deemed to require the Grantor to indemnify or hold harmless any Indemnitee from or against any losses, costs, claims or damages arising from or relating to such Indemnitee’s gross negligence or willful misconduct.

9.           Miscellaneous.

(a)           Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon the Grantor or the Lenders under this Agreement shall be given as provided in Clause 17 of the Loan Agreement.

(b)           Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

(c)           Headings. The section headings and captions appearing in this Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

(d)           No Waiver; Cumulative Remedies.

(i)            The Lenders shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder or under the Loan Agreement or the other Finance Documents, nor shall any single or partial exercise of any right or remedy hereunder or thereunder on any one or more occasions preclude the further exercise thereof or the exercise of any other right or remedy under any of the Finance Documents.

(ii)           The rights and remedies hereunder provided or provided under the Loan Agreement or the other Finance Documents are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law or by any of the other Finance Documents.

(iii)            None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Grantor and the Lenders. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

(e)           Time is of the Essence. Time is of the essence for the performance of each of the terms and provisions of this Agreement.

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(f)            Termination of this Agreement. Subject to Section 7, above, this Agreement shall terminate upon the satisfaction of all of the following conditions: (i) the full, complete and final payment of the Secured Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) and (ii) the termination of the commitments or agreements to make loans and other financial accommodations under the Finance Documents.

(g)           Successors and Assigns. This Agreement and all obligations of the Grantor hereunder shall be binding upon the successors and assigns of the Grantor, and shall, together with the rights and remedies of the Lenders hereunder, inure to the benefit of the Lenders and their respective successors and assigns except that the Grantor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of each Lender, and any assignment or transfer in violation of the foregoing shall be null and void. A Lender may assign or transfer its right or obligations hereunder solely to the extent such Lender can also assign or transfer its right or obligations under the Loan Agreement according to the terms as set forth in Clause 19.5 of the Loan Agreement or as may otherwise be agreed to in writing by the Grantor and the applicable assigning Lender, and if required by the terms of the Loan Agreement, the other applicable parties to the Loan Agreement, and any assignment or transfer in violation of the foregoing shall be null and void. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the security interest created herein and granted to the Lenders hereunder or any other provisions of this Agreement.

(h)           Further Indemnification. The Grantor agrees to pay, and to save the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(i)            ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER FINANCE DOCUMENTS REPRESENT THE COMPLETE AND FINAL AGREEMENT AMONG THE GRANTOR AND THE LENDERS AND SUPERSEDE ALL PRIOR AGREEMENTS, WRITTEN OR ORAL, ON THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE GRANTOR AND THE LENDERS.

(j)            Governing Law; Jurisdiction, Etc.

(i)            Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules other than Section 5-1401 of the General Obligations Law of the State of New York. The scope of the foregoing governing law provision is intended to be all-encompassing of any and all disputes that may be brought in any court or any mediation or arbitration proceeding and that relate to this Agreement, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims.

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(ii)           Submission to Jurisdiction. Each party hereto irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any other party hereto in any way relating to this Agreement, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Notwithstanding any to the contrary in this Agreement or in any other Finance Document shall affect any right that any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Finance Document against the Grantor or its properties in the courts of any jurisdiction.

(iii)          Waiver of Venue. The Grantor irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(iv)          Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Clause 17 of the Loan Agreement. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

(k)           Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(l)            Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes. Transmission by facsimile, “pdf” or similar electronic copy of an executed counterpart of this Agreement shall be deemed to constitute due and sufficient delivery of such counterpart. Any party hereto may request an original counterpart of any party delivering such electronic counterpart.

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(m)          Payments Free of Taxes, Etc. All payments made by the Grantor under this Agreement shall be made by the Grantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, the Grantor shall pay upon written demand any stamp, value added tax or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Agreement. Upon request by any Lender, the Grantor shall furnish evidence reasonably satisfactory to such Lender that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid. In addition, all payments made by the Grantor under this Agreement shall include applicable value added taxes.

(n)           The Grantor’s Continuing Liability. Notwithstanding any provision of this Agreement or any other Finance Document or any exercise by the Lenders of any of its rights hereunder or thereunder (including, without limitation, any right to collect or enforce any Collateral), (i) the Grantor shall remain liable to perform its obligations and duties in connection with the Collateral and (ii) no Lender shall assume or be considered to have assumed any liability to perform such obligations and duties or to enforce any of the Grantor’s rights in connection with the Collateral. Without limiting the foregoing, the Grantor expressly agrees that it shall remain liable under each of its intellectual property licenses to observe and perform in all material respects all the conditions and obligations to be observed and performed by it thereunder and that it shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such intellectual property license. The Lenders shall not have any obligation or liability under any intellectual property license by reason of or arising out of this Agreement or the granting to any Lender of a lien or security interest therein or the receipt by the Lenders of any payment relating to any intellectual property license pursuant hereto, nor shall the Lenders be required or obligated in any manner to perform or fulfill any of the obligations of the Grantor under or pursuant to any intellectual property license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any intellectual property license, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times. The Grantor agrees that any rights granted under this Agreement to the Lenders with respect to all of the Collateral shall be without any liability for royalties or other related charges from the Lenders to the Grantor.

(o)            USA PATRIOT Act. To the extent applicable, each Lender hereby notifies the Grantor and its subsidiaries that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the Grantor and its subsidiaries, which information includes the name, address and tax identification number of the Grantor and its subsidiaries and other information that will allow such Lender to identify the Grantor and its subsidiaries in accordance with the USA Patriot Act.

[This Space Intentionally Left Blank]

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IN WITNESS WHEREOF, the Grantor and the Lenders have caused this Agreement to be executed as of the day and year first above written.

GRANTOR:

CALLIDITAS THERAPEUTICS AB, a company incorporated in Sweden

By:
Name:	Renee Aguiar-Lucander
Title:	CEO

LENDERS:

KREOS CAPITAL VI (UK) LIMITED, a company incorporated in England and Wales

By:
Name:	Aris Constantinides
Title:	Director

KREOS CAPITAL 2020 OPPORTUNITY (UK) LIMITED, a company incorporated in England and Wales

By:
Name:	Aris Constantinides
Title:	Director

[Signature Page to Intellectual Property Security Agreement]

ATTACHMENT 1
TO INTELLECTUAL PROPERTY SECURITY AGREEMENT

All right, title and interest of the Grantor, whether now owned or hereafter acquired, in and to the following property:

(a)           All United States patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same set forth on Schedule A to this Attachment 1, which Schedule A is incorporated herein by this reference (collectively, the “Patents”);

(b)           Any United States trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks set forth on Schedule B to this Attachment 1, which Schedule B is incorporated herein by this reference (collectively, the “Trademarks”);

(c)           Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(d)           All licenses or other rights to use any of the Patents and Trademarks and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(e)           All amendments, extensions, renewals and extensions of any of the Trademarks and Patents; and

(f)           All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

Notwithstanding anything to the contrary herein, the Collateral shall not include: (a) rights held under a license that are not assignable by their terms without the consent of the licensor thereof (but only to the extent such restriction on assignment is enforceable under applicable law); and (b) any United States intent-to-use trademark or service mark applications filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, at all times prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto with the United States Patent and Trademark Office or otherwise, provided, however, that Grantor will grant and pledge to Lender a security interest in all of Grantor’s right, title and interest in, to and under such applications after the filing of a “Statement of Use” or “Amendment to Allege Use.”

Attachment 1-1

SCHEDULE A
TO ATTACHMENT 1
TO INTELLECTUAL PROPERTY SECURITY AGREEMENT

UNITED STATES PATENTS

[***]

Attachment 1-2

SCHEDULE B
TO ATTACHMENT 1
TO INTELLECTUAL PROPERTY SECURITY AGREEMENT

UNITED STATES TRADEMARKS AND TRADEMARK APPLICATIONS

[***]

Attachment 1-3

ATTACHMENT 2
TO INTELLECTUAL PROPERTY SECURITY AGREEMENT

GRANT OF SECURITY INTEREST
(PATENTS)

THIS GRANT OF SECURITY INTEREST, dated as of _____________, 202_, is executed by CALLIDITAS THERAPEUTICS AB (the “Grantor”), a company incorporated in Sweden, in favor of KREOS CAPITAL VI (UK) LIMITED, a company incorporated in England and Wales, and KREOS CAPITAL 2020 OPPORTUNITY (UK) LIMITED, a company incorporated in England and Wales, and the other lenders party to the Loan Agreement (as defined below) from time to time (each a “Lender” and collectively, the “Lenders”).

A.            Pursuant to that certain Agreement for the Provision of Loan Facilities of up to the Euro Equivalent of $75,000,000, dated as of July 15, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among (a) the Grantor, (b) each of the entities party thereto from time to time as a guarantor, and (c) the Lenders, the Lenders have agreed to extend loans and other financial accommodations to the Grantor upon the terms and subject to the conditions set forth therein.

B.            The Grantor owns the patents and/or applications for patent, of the United States, more particularly described on Schedules 1-A and 1-B annexed hereto and made a part hereof (collectively, the “Patents”).

C.            The Grantor has entered into an Intellectual Property Security Agreement, dated as of July 16, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), in favor of the Lenders.

D.            Pursuant to the Security Agreement, the Grantor has granted to each Lender a security interest in and lien on all right, title and interest of the Grantor in and to the Patents, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, and all proceeds thereof (the “Patent Collateral”) and other Collateral (as defined in the Security Agreement), to secure the full, prompt, complete and final payment when due (whether at stated maturity, by acceleration or otherwise) and prompt performance and observance of all the Secured Obligations, as defined in the Security Agreement.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Grantor does hereby further grant to each Lender a security interest in and lien on all right, title and interest of the Grantor in and to the Patent Collateral to secure the full, prompt, complete and final payment when due (whether at stated maturity, by acceleration or otherwise) and prompt performance and observance of all the Secured Obligations, as defined in the Security Agreement.

The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lenders with respect to the security interest in and lien on the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

Attachment 2-1

The Lenders’ address is:

Kreos Capital VI (UK) Limited
Kreos Capital 2020 Opportunity (UK) Limited
25 Old Burlington Street
London W1S 3AN

[This Space Intentionally Left Blank]

Attachment 2-2

IN WITNESS WHEREOF, the Grantor has caused this Grant of Security Interest to be executed as of the day and year first above written.

CALLIDITAS THERAPEUTICS AB, a company incorporated in Sweden

By:
Name:
Title:

Attachment 2-3

SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

PATENTS

[***]

SCHEDULE 1-B TO GRANT OF SECURITY INTEREST

PATENT APPLICATIONS

[***]

Attachment 2-4

ATTACHMENT 3
TO INTELLECTUAL PROPERTY SECURITY AGREEMENT

GRANT OF SECURITY INTEREST
(TRADEMARKS)

THIS GRANT OF SECURITY INTEREST, dated as of _____________, 202_, is executed by CALLIDITAS THERAPEUTICS AB (the “Grantor”), a company incorporated in Sweden, in favor of KREOS CAPITAL VI (UK) LIMITED, a company incorporated in England and Wales, and KREOS CAPITAL 2020 OPPORTUNITY (UK) LIMITED, a company incorporated in England and Wales, and the other lenders party to the Loan Agreement (as defined below) from time to time (each a “Lender” and collectively, the “Lenders”).

A.            Pursuant to that certain Agreement for the Provision of Loan Facilities of up to the Euro Equivalent of $75,000,000, dated as of July 15, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among (a) the Grantor, (b) each of the entities party thereto from time to time as a guarantor, and (c) the Lenders, the Lenders have agreed to extend loans and other financial accommodations to the Grantor upon the terms and subject to the conditions set forth therein.

B.            The Grantor has adopted, used, and is using the trademarks more particularly described on Schedule 1-A annexed hereto and made a part hereof and has a bona fide intent to use the trademarks more particularly described on Schedule 1-B annexed hereto and made a part hereof, which trademarks are registered or subject to an application for registration in the United States Patent and Trademark Office (collectively, the “Trademarks”).

C.            The Grantor has entered into an Intellectual Property Security Agreement, dated as of July 16, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), in favor of the Lenders.

D.            Pursuant to the Security Agreement, the Grantor has granted to each Lender a security interest in and lien on all right, title and interest of the Grantor in and to the Trademarks, and the entire goodwill of the business of the Grantor connected with and symbolized by such Trademarks, and all proceeds thereof (the “Trademark Collateral”) and other Collateral (as defined in the Security Agreement), to secure the full, prompt, complete and final payment when due (whether at stated maturity, by acceleration or otherwise) and prompt performance and observance of all the Secured Obligations, as defined in the Security Agreement.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Grantor does hereby further grant to each Lender a security interest in and lien on all right, title and interest of the Grantor in and to the Trademark Collateral to secure the full, prompt, complete and final payment when due (whether at stated maturity, by acceleration or otherwise) and prompt performance and observance of all the Secured Obligations, as defined in the Security Agreement.

Attachment 3-1

The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lenders with respect to the security interest in and lien on the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

The Lenders’ address is:

Kreos Capital VI (UK) Limited
Kreos Capital 2020 Opportunity (UK) Limited
25 Old Burlington Street
London W1S 3AN

[This Space Intentionally Left Blank]

Attachment 3-2

IN WITNESS WHEREOF, the Grantor has caused this Grant of Security Interest to be executed as of the day and year first above written.

CALLIDITAS THERAPEUTICS AB, a company incorporated in Sweden

By:
Name:
Title:

Attachment 3-3

SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

TRADEMARKS

[***]

SCHEDULE 1-B TO GRANT OF SECURITY INTEREST

TRADEMARK APPLICATIONS

[***]

Attachment 3-4

ATTACHMENT 4
TO INTELLECTUAL PROPERTY SECURITY AGREEMENT

SPECIAL POWER OF ATTORNEY

Dated as of July 16, 2021

KNOW ALL PERSONS BY THESE PRESENTS, THAT CALLIDITAS THERAPEUTICS AB (the “Grantor”), a company incorporated in Sweden, pursuant to an Intellectual Property Security Agreement, dated as of July 16, 2021 (as amended, restated , supplemented or otherwise modified from time to time, the “Security Agreement”), by and among (1) the Grantor and (2) KREOS CAPITAL VI (UK) LIMITED, a company incorporated in England and Wales, and KREOS CAPITAL 2020 OPPORTUNITY (UK) LIMITED, a company incorporated in England and Wales, and the other lenders party to the Loan Agreement (as defined below) from time to time (each a “Lender” and collectively, the “Lenders”), hereby appoints and constitutes each Lender its true and lawful attorney in fact, exercisable upon the occurrence and during the continuance of an Event of Default (as defined in that certain Agreement for the Provision of Loan Facilities of up to the Euro Equivalent of $75,000,000, dated as of July 15, 2021, (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”)) with full power of substitution, and with full power and authority to perform the following acts on behalf of the Grantor:

1.            For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of the Grantor in and to the Patents (as defined in the Security Agreement), and all registrations, recordings, reissues, continuations, continuations-in-part and extensions thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose.

2.            For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of the Grantor in and to the Trademarks (as defined in the Security Agreement) and all related goodwill, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose.

3.            For the purpose of evidencing and perfecting each Lender’s interest in any United States patent or trademark not previously assigned to the Lenders as security, or in any United States patent or trademark, which the Grantor may acquire from a third party, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose.

Attachment 4-1

4.            To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as the Lenders may reasonably determine.

[This Space Intentionally Left Blank]

Attachment 4-2

This power of attorney is made pursuant to the Security Agreement and takes effect solely for the purposes thereof and is subject to the terms and conditions thereof and may not be revoked until termination of the Security Agreement as provided therein.

CALLIDITAS THERAPEUTICS AB

By:
Name:
Title:

Attachment 4-3